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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2017

Black Knight Financial Services, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-37394 (Commission File Number)	36-4798491 (IRS Employer Identification No.)

601 Riverside Avenue
Jacksonville, Florida 32204
(Address of principal executive offices, including zip code)

(904) 854-5100
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

        On June 8, 2017, Black Knight Financial Services, Inc. (NYSE: BKFS) ("Black Knight" or the "Company") entered into formal agreements for a transaction with Fidelity National Financial, Inc. (NYSE: FNF) ("FNF"), which will result in the distribution of all of the shares of Class B common stock of Black Knight and all of the membership interests of Black Knight Financial Services, LLC ("BKFS LLC"), in each case, that are held, directly or indirectly, by FNF to the holders of FNF Group common stock.

        Under the transaction, Black Knight Holdings, Inc. ("BKHI"), an indirect wholly-owned subsidiary of FNF, will contribute all of its shares of Black Knight Class B common stock and BKFS LLC membership interests into a newly-formed subsidiary, New BKH Corp. ("New BKH"), in exchange for all of the shares of New BKH common stock. BKHI will then distribute to FNF all of the shares of New BKH common stock, which FNF will then distribute to FNF Group shareholders. Immediately following the distribution of New BKH common stock to FNF Group shareholders (the "Distribution"), New BKH and Black Knight will each merge in stock-for-stock transactions with two separate, newly-formed subsidiaries of Black Knight Holdco Corp. ("New Black Knight"), which will be a newly-established public holding company for Black Knight. In the mergers, FNF Group shareholders will ultimately receive a total of approximately 83.3 million shares of New Black Knight common stock, or approximately 0.305551 of a share for each share of FNF Group common stock that they own. The remaining holders of Black Knight's common stock (other than New BKH) will receive one share of New Black Knight common stock for each share of Black Knight common stock they own. Black Knight currently has approximately 154.2 million shares, in the aggregate, of Class A and Class B common stock outstanding. FNF currently has approximately 272.7 million shares of FNF Group common stock outstanding and, at the conclusion of the transactions, New Black Knight will have shares outstanding equal in amount to the Black Knight shares outstanding immediately prior to the conclusion of the transactions. The Distribution and mergers are expected to be tax-free to all existing FNF Group and Black Knight shareholders.

        This structure will result in New Black Knight becoming the new public parent of Black Knight. It is anticipated that, immediately following the mergers, New Black Knight will change its name as mutually agreed between FNF and Black Knight and its shares will be listed on the New York Stock Exchange ("NYSE"). Under the organizational documents of New Black Knight, the rights of the holders of the common stock of New Black Knight will be substantially the same as the rights of holders of Black Knight common stock.

The Merger Agreement

        The mergers will be effected pursuant to the Agreement and Plan of Merger dated as of June 8, 2017 (the "Merger Agreement") by and among Black Knight, FNF, New Black Knight, New BKH and the two newly formed subsidiaries of New Black Knight. As described above, the Merger Agreement provides that New BKH will be merged with a wholly-owned subsidiary of New Black Knight and will survive the merger as a subsidiary of New Black Knight, and that immediately thereafter, the Company will be merged into a wholly-owned subsidiary of New Black Knight and will survive the merger as a subsidiary of New Black Knight. In the mergers, all outstanding shares of Black Knight Class A common stock (other than those held by Black Knight) and of New BKH common stock will be converted into the right to receive shares of New Black Knight common stock.

        The Board of Directors of the Company, following receipt of a recommendation of a special committee consisting solely of disinterested members of the Board of Directors of the Company, has (i) determined that the transactions contemplated by the Merger Agreement and the related agreements are fair to, and in the best interests of, the Company and its shareholders (other than New BKH or any of its affiliates, including, for the avoidance of doubt, FNF), (ii) approved and declared advisable the execution, delivery and performance of the Merger Agreement and the related agreements and the consummation of the transactions contemplated therein and (iii) resolved to submit the Merger Agreement to a vote of the holders of shares of Black Knight common stock and recommend approval of the Merger Agreement by the holders of shares of Black Knight common stock.

        The Merger Agreement contains customary representations and warranties made by each of FNF, the Company and New BKH. FNF and the Company have also agreed to various covenants in the Merger Agreement, including, among other things, covenants (i) not to take certain actions prior to the closing of the mergers without the prior consent of the other (not to be unreasonably withheld, delayed or conditioned) and (ii) not to take certain actions that could reasonably be expected to cause the transactions not to be treated as a tax free transaction.

        The consummation of the mergers is subject to a non-waivable condition that the Merger Agreement be adopted by the affirmative vote of the holders of (a) a majority of all outstanding shares of common stock of the Company and (b) a majority of the then-outstanding shares not owned, directly or indirectly, by FNF, any of its subsidiaries (including, without limitation, BKHI, New BKH, New Black Knight, and the two newly formed subsidiaries of New Black Knight), or any officers or directors of FNF or any of its subsidiaries (including, without limitation, BKHI, New BKH, New Black Knight, and the two newly formed subsidiaries of New Black Knight). In addition, the consummation of the mergers is subject to certain other customary closing conditions, including (i) completion of the Distribution, (ii) obtaining required regulatory approvals necessary to complete the mergers, (iii) the absence of any law or order from any court or governmental authority restraining, enjoining or prohibiting the transactions, (iv) receipt of opinions from the tax advisor with respect to the intended tax treatment of the mergers, (v) the New BKH Form S-1 and New Black Knight Form S-4 having become effective under the Securities Act and (vi) the shares of New Black Knight common stock having been approved for listing on the NYSE.

        The Merger Agreement contains certain customary termination rights for both Black Knight and FNF, including, among others, if the transactions are not consummated on or before the nine month anniversary of the execution of the Merger Agreement (subject to 90-day extension if only regulatory conditions remain to be satisfied), if the Black Knight shareholders do not approve the Merger Agreement, or if either Black Knight or FNF has breached its respective representations, warranties, covenants or agreements such that the related closing condition would not be satisfied (subject to a 30-day cure period).

Other Agreements

        In connection with the transactions contemplated by the Merger Agreement, certain additional agreements have been or will be entered into, including, among others:

  •
  a Reorganization Agreement among FNF, BKHI and New BKH, providing for the terms of (i) the contribution by BKHI of Black Knight Class B common stock and BKFS LLC membership interests to New BKH and (ii) the Distribution;

  •
  a Tax Matters Agreement among New Black Knight, FNF and New BKH, which will govern the parties' respective rights, responsibilities and obligations with respect to taxes, the filing of tax returns, the control of audits and other tax matters, the form of which is attached as an exhibit to the Merger Agreement;

  •
  an Interest Exchange Agreement among New Black Knight, Black Knight and the THL Interest Holders (as defined below), pursuant to which following the closing of the transactions contemplated by the Merger Agreement, the THL Interest Holders will contribute to New Black Knight all of the Black Knight Class B common stock and all of the BKFS LLC membership interests, in each case, that are owned by the THL Interest Holders in exchange for a number of shares of New Black Knight common stock equal to the number of shares of Black Knight Class B common stock contributed;

  •
  a Second Amended and Restated Corporate Services Agreement between FNF and BKFS LLC, pursuant to which FNF will provide BKFS LLC with certain corporate services and transition assistance after the transactions, the form of which is attached as an exhibit to the Merger Agreement;

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  an Amended and Restated Reverse Corporate Services Agreement between BKFS LLC and FNF, pursuant to which BKFS LLC will provide FNF with certain corporate services and transition assistance after the transactions, the form of which is attached as an exhibit to the Merger Agreement;

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  a Non-Competition Agreement between New Black Knight and FNF providing for, among other things, an agreement by New Black Knight not to engage in or acquire any businesses engaged in certain real estate settlement services (other than technology solutions for such settlement services), subject to certain exceptions, the form of which is attached as an exhibit to the Merger Agreement; and

  •
  a Sales Promotion Agreement between New Black Knight and FNF providing for, among other things, an agreement by New Black Knight and FNF to co-operate with the other party in promoting such party's products and services to its customers, the form of which is attached as an exhibit to the Merger Agreement.

        Completion of the transactions is anticipated to occur in the third quarter of 2017, although there can be no assurance the transactions will occur within the expected timeframe or at all.

        The foregoing summary descriptions of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and are subject to and qualified in their entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

        The Merger Agreement has been included as an exhibit to this Current Report on Form 8-K to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the parties thereto or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties thereto; may be subject to limitations agreed upon by such parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties thereto.

        In connection with the Merger Agreement, Black Knight, New Black Knight, THL Equity Fund VI Investors (BKFS-LM), LLC ("THL-LM") and THL Equity Fund VI Investors (BKFS-NB), LLC ("THL-NB" and, which together with THL-LM, comprise the "THL Interest Holders") contemporaneously entered into an Interest Exchange Agreement (the "Interest Exchange Agreement") pursuant to which the THL Interest Holders have agreed with New Black Knight to exchange their respective shares of Class B common stock of Black Knight (and related BKFS LLC membership interests) for an equivalent number of shares of New Black Knight common stock (the

"THL Interest Holder Shares"). The consummation of the issuance of the THL Interest Holder Shares is contingent upon and will immediately follow the consummation of the mergers contemplated by the Merger Agreement.

        The THL Interest Holder Shares will not have not been registered under the Securities Act of 1933, as amended (the "Securities Act") at the time of issuance. New Black Knight is issuing the THL Interest Holder Shares to the THL Interest Holders pursuant to the terms of the Interest Exchange Agreement and in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

        The foregoing summary description of the Interest Exchange Agreement and the transactions contemplated thereby do not purport to be complete and are subject to and qualified in their entirety by reference to the Interest Exchange Agreement, a copy of which is attached hereto as Exhibit 10.1 and the terms of which are incorporated herein by reference.

Item 8.01.    Other Events.

        On June 9, 2017, Black Knight and FNF issued a joint press release announcing the transactions contemplated by the agreements described herein. A copy of the press release is attached hereto as Exhibit 99.1.

Cautionary Statements Regarding Forward-Looking Information

        This filing contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on Black Knight management's beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Black Knight undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

        The risks and uncertainties that forward-looking statements are subject to include, but are not limited to:

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  Black Knight's ability to successfully consummate the tax-free spin-off of Black Knight from FNF;

  •
  uncertainties as to the timing of the spin-off of Black Knight from FNF;

  •
  uncertainties as to the approval of Black Knight's stockholders required in connection with the spin-off of Black Knight from FNF;

  •
  the possibility that the closing conditions to the mergers may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval;

  •
  the risk that stockholder litigation in connection with the spin-off of Black Knight from FNF may affect the timing or occurrence of the spin-off or result in significant costs of defense, indemnification and liability;

  •
  diversion of Black Knight management's time and attention in connection with the spin-off of Black Knight from FNF;

  •
  security breaches against the Company's information systems;

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  the Company's ability to maintain and grow its relationships with its customers;

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  changes to the laws, rules and regulations that impact Black Knight's and its customers' businesses;

  •
  the Company's ability to adapt its services to changes in technology or the marketplace;

  •
  the impact of any potential defects, development delays, installation difficulties or system failures on the Company's business and reputation;

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  changes in general economic, business, regulatory and political conditions, particularly as they affect the mortgage industry;

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  risks associated with the availability of data;

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  the effects of the Company's substantial leverage on its ability to make acquisitions and invest in its business;

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  risks associated with the Company's structure and status as a "controlled company;"

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  the Company's ability to successfully integrate strategic acquisitions; and

  •
  other risks and uncertainties detailed in the "Statement Regarding Forward-Looking Information," "Risk Factors" and other sections of Black Knight's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission ("SEC").

Additional Information and Where to Find it

        This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the transactions, New BKH and New Black Knight will file with the SEC registration statements. New Black Knight's registration statement will also include a proxy statement which will be sent to the Black Knight shareholders in connection with their vote required in connection with the transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS/PROSPECTUSES AND PROXY STATEMENTS AND ANY OTHER RELEVANT DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION.

        Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge from the SEC's website, www.sec.gov. These documents (when they are available) can also be obtained free of charge from the respective companies by directing a written request to Black Knight Financial Services, Inc., 601 Riverside Avenue, Jacksonville, Florida 32204, Attn: Corporate Secretary, Telephone (904) 854-5100.

Participants in the Solicitation

        The directors and executive officers of Black Knight and other persons may be deemed to be participants in the solicitation of proxies in respect of proposals to approve the transaction. Information regarding the directors and executive officers of Black Knight is available in its definitive proxy statement, which was filed with the SEC on April 26, 2017. Free copies of this document may be obtained as described in the preceding paragraph.

SECTION 9—FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Exhibit Description
2.1	Agreement and Plan of Merger, dated as of June 8, 2017, by and among New BKH Corp., Black Knight Financial Services, Inc., Black Knight Holdco Corp., New BKH Merger Sub, Inc., BKFS Merger Sub, Inc. and Fidelity National Financial, Inc.*
10.1
Interest Exchange Agreement, dated as of June 8, 2017, by and among Black Knight Financial Services, Inc., Black Knight Holdco Corp., THL Equity Fund VI Investors (BKFS-LM), LLC and THL Equity Fund VI Investors.
99.1	Press release dated June 9, 2017 announcing Tax-Free Plan to Distribute Shares of Black Knight Financial Services, Inc. Common Stock

*
Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Black Knight agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Knight Financial Services, Inc.
Date: June 9, 2017	By:	/s/ MICHAEL L. GRAVELLE
		Name:	Michael L. Gravelle
		Title:	Executive Vice President, General Counsel and Corporate Secretary

 EXHIBIT INDEX

Exhibit	Description
2.1	Agreement and Plan of Merger, dated as of June 8, 2017, by and among New BKH Corp., Black Knight Financial Services, Inc., Black Knight Holdco Corp., New BKH Merger Sub, Inc., BKFS Merger Sub, Inc. and Fidelity National Financial, Inc.*
10.1
Interest Exchange Agreement, dated as of June 8, 2017, by and among Black Knight Financial Services, Inc., Black Knight Holdco Corp., THL Equity Fund VI Investors (BKFS-LM), LLC and THL Equity Fund VI Investors
99.1	Press release dated June 9, 2017 announcing Tax-Free Plan to Distribute Shares of Black Knight Financial Services, Inc. Common Stock

*
Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Black Knight agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

QuickLinks

  Item 1.01. Entry into a Material Definitive Agreement.
  Item 8.01. Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX